Exhibit 10.29



February 2, 2001


B. M. Rankin, Jr.
300 Crescent Court, 1380
Dallas, TX 75210

Dear Mr. Rankin:

I am writing in reference to your Consulting Agreement dated
January 1, 1991 (the "Agreement") and the Supplemental Agreement dated December 7, 1998 between you and FM Services Company (the
"Company").

In conjunction with your election to Vice Chairman of McMoRan Exploration Co. and Freeport-McMoRan Copper & Gold Inc., the Company would like to increase your quarterly consulting fee, effective February 1, 2001, from $60,000 to $122,500. All other terms and conditions of the Agreement and the Supplemental Agreement shall remain unchanged.

Please confirm that the foregoing correctly sets forth our understanding with respect to this matter by signing both originals of this Supplemental Agreement and returning one to me.


Very truly yours,


/s/ Richard C. Adkerson

Richard C. Adkerson



Agree to and accepted this


5th Day of February, 2001



By:  /s/ B.M. Rankin Jr.
    ___________________________
     B. M. Rankin, Jr.